abrdn Funds
(the "Trust")

abrdn Emerging Markets Sustainable Leaders Fund (the "Fund")

Supplement dated April 5, 2024 to the Fund's
Summary Prospectus, Prospectus and Statement of Additional Information (the "SAI"),
each dated February 29, 2024, as supplemented to date

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and SAI for the Fund, a series of the Trust, dated February 29, 2024, as supplemented to date.

On March 13, 2024, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization relating to the reorganization (the "Reorganization") of the Fund into the abrdn Emerging Markets ex-China Fund (the "Acquiring Fund"), a series of the Trust. The Reorganization does not require approval by shareholders of the Fund. The Reorganization is anticipated to occur after the close of business on or about June 21, 2024 (the "Closing Date").

The Fund's investment adviser, abrdn Inc. ("abrdn"), proposed the Reorganization, in part, because of the Fund's decrease in asset size and increased distribution opportunities available to the Acquiring Fund. abrdn also serves as investment adviser to the Acquiring Fund.

A combined information statement and prospectus describing the proposed Reorganization in more detail will be mailed to shareholders of the Fund prior to the anticipated Closing Date. In the Reorganization, each shareholder of the Fund will become a shareholder of the Acquiring Fund and will receive, on a tax-free basis, shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Fund. Shareholders of each class of the Fund will receive each corresponding class's shares in the Acquiring Fund. A Fund shareholder who does not wish to become a shareholder of the Acquiring Fund may redeem shares of the Fund at any time prior to the Reorganization.

In connection with the pending Reorganization, effective after market close on April 12, 2024, shares of the Fund will no longer be available for purchase by new investors. In addition, the Fund will depart from its stated investment objective and policies on or about June 12, 2024 because the Fund will need to dispose of any securities that are not transferrable or cannot be held by the Acquiring Fund. During this time, the Fund will hold larger amounts of uninvested cash than is customary leading up to the Closing Date, and there will be times when the Fund is not fully invested in accordance with its investment objective and strategies during this transition period, which may cause the Fund to forego appreciation in value of portfolio investments, if any.

The pending Reorganization of the Fund may be terminated and/or abandoned at any time before the Closing Date by action of the Board of Trustees of the Trust.

Please retain this Supplement for future reference.